Trade and other payables (Tables)	12 Months Ended
Dec. 31, 2022
Trade and other payables.
Schedule of trade and other payables

	At December 31,
(in thousands of $)	2022	2021	2020
Trade payables	$188,721	$208,850	$206,325
Short‑term employee benefits	84,337	83,737	68,867
Gross-to-net-accruals	19,478	—	—
Other	3,142	828	—
Total trade and other payables	$295,679	$293,415	$275,192

Schedule of movement in gross to net accruals

(in thousands of $)	Rebates and chargebacks	Distribution fees, product returns and other	Total
Balance at January 01, 2022	$—	$—	$—
Current estimate related to the sales made in the current year	35,426	10,740	46,166
(Credits or payments related to sales made during the year)	(20,028)	(6,661)	(26,689)

Balance at December 31, 2022	$15,399	$4,079	$19,478